EXHIBIT 99 (b)
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GRAPHIC OMITTED] BRITISH        Ministry of Employment and Investment   EVENT NUMBER: 3139258
                 COLUMBIA           Energy and Minerals Division                     --------------
                                       Mineral Titles Branch                         OFFICE USE ONLY

                                                                                   Sub Recorder
                                 Mineral Tenure Act                                 RECEIVED
                                    SECTION 52                                     SEP 15 1999
                                                                               M.R. # Trans G $10.00
         BILL OF SALE ABSOLUTE                                                      VICTORIA, B.C.

INDICATE TYPE OF TITLE:  MINERAL                                                   RECORDING STAMP
                        ------------------------
                          (Mineral or Placer)
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MINING DIVISION: LILLOOET M.D.
                --------------------------------

SELLER                                          PURCHASER
1. EDWARD F. SKODA                      THE BRALORNE MINING COMPANY
-----------------------------         ---------------------------------
     (Full Name)                                 (Full Name)
101-1763 Nelson Street                 114 - 2274 Folkestone Way
-----------------------------         ---------------------------------
     (Mailing Address)                       (Mailing Address)
Vancouver, B.C.                        West Vancouver, British Columbia
-----------------------------         ---------------------------------
(City)          (Province)            (Postal Code)          (Province)
V6G1M6             682-4841           V7S 2X7
----------------------------          ---------------------------------
(Postal Code)   (Telephone)           (Postal Code)         (Telephone)

Client Number: 124862                 Client Number:  142255
----------------------------         ----------------------------------

For and in consideration of the sum of    one         dollars ($ 1.00
                                        -------------          --------------
paid to me, do hereby sell the interest as specified below in the following mineral titles:
                                                    PERCENTAGE OF
CLAIM NAME OR LEASE TYPE      TENURE NUMBER       TITLE BEING SOLD
GOLDEN                        361742               100%
-----------------------       ----------------    --------------------

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March 31, 1998                     I declare that I have good title to these
----------------------             tenures and every right to sell the same,
      (DATE)                       in witness whereof I have today signed my
                                   legal name.

   ILLEGIBLE
-----------------------            E.F. SKODA
                                   ----------------------------
                                        (Signature of Seller)

                                   * If a corporation, either the corporate
                                     seal or signature of a signing officer
                                     with position in corporation stated.

                                       87